GUINNESS ATKINSON FUNDS

Guinness Atkinson Asia Pacific Dividend Builder Fund (GAADX)

Guinness Atkinson Dividend Builder Fund (GAINX)

SUPPLEMENT DATED MARCH 26, 2021

This Supplement provides new information beyond that contained in the currently effective Summary Prospectus dated May 5, 2020, Prospectus, and Statement of Additional Information (“SAI”) each dated May 1, 2020, as supplemented, for each of the Funds identified above.

Effective March 29, 2021, each of the Guinness Atkinson Asia Pacific Dividend Builder Fund (GAADX) and the Guinness Atkinson Dividend Builder Fund (GAINX) are no longer available for purchase. The funds were converted into exchange traded funds (“ETFs”) on March 26, 2021. The names of the successor ETFs are SmartETFs Asia Pacific Dividend Builder ETF (ADIV) and SmartETFs Dividend Builder ETF (DIVS), and each ETF is listed for trading on the NYSE Arca stock exchange.

For further information, you may contact the funds at 1-800-915-6566 or visit the funds website at www.gafunds.com. You can also call the SmartETFs customer service line at 866-307-5990 or visit the SmartETFs website at www.SmartETFs.com.

For each Fund, this Supplement, the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Each Fund’s Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free:

Guinness Atkinson Funds (800) 915-6566